UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)      September 20, 2006
                                           ----------------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



           California                  0-31525                 68-0352144
   ----------------------------      -----------           -------------------
   (State or other jurisdiction      (Commission             (IRS Employer
        Of incorporation)            File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California         95670
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (916) 231-6700
                                                     ------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



Page 1 of 68 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On September 20, 2006, the registrant entered into Employment Agreements with Mitchell A. Derenzo, Douglas E. Tow and Kevin B. Bender and the registrant's subsidiary, American River Bank entered into Employment Agreements with Gregory
N. Patton and Raymond F. Byrne (the "Employment Agreements"). The Employment Agreements have no stated term and can be canceled at any time by the employer or the employee, with or without cause. If the Employment Agreements are canceled by the employer without cause the employee is entitled to receive severance compensation equal to six (6) months of the existing annual base salary. The Employment Agreements further provide for severance payments in the event of a "change in control" as defined in the Employment Agreements, and subject to certain conditions, in an amount equal to nine (9) months of the employee's existing annual base salary in the case of Messrs. Patton and Byrne and twelve (12) months of the employee's existing annual base salary in the case of Messrs. Derenzo, Tow and Bender.

The Employment Agreements shall supersede any prior employment agreements and/or any prior severance policies or agreements between the parties.

The foregoing description is qualified by reference to the Employment Agreements attached as Exhibit 99.1 through Exhibit 99.5.



Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

(99.1) Employment Agreement between American River Bankshares and Mitchell A. Derenzo.
(99.2)   Employment Agreement between American River Bankshares and Douglas E.
         Tow.
(99.3)   Employment Agreement between American River Bankshares and Kevin B.
         Bender.
(99.4)   Employment Agreement between American River Bank and Gregory N. Patton.
(99.5)   Employment Agreement between American River Bank and Raymond F. Byrne.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
September 20, 2006                  Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.     Description                                                 Page
-----------     -----------                                                 ----

99.1            Employment Agreement between American River
                Bankshares and Mitchell A. Derenzo.                         4-16
99.2            Employment Agreement between American River
                Bankshares and Douglas E. Tow.                             17-29
99.3            Employment Agreement between American River
                Bankshares and Kevin B. Bender.                            30-42
99.4            Employment Agreement between American River
                Bank and Gregory N. Patton.                                43-55
99.5            Employment Agreement between American River
                Bank and Raymond F. Byrne.                                 56-68

                                       3